BECK, MACK & OLIVER GLOBAL FUND (the “Fund”)

Supplement dated June 13, 2014 to the Prospectus dated August 1, 2013 as Supplemented on December 16, 2013 and May 28, 2014

The third paragraph of the sub-section entitled “Additional Information Regarding Principal Investment Strategies” in the section entitled “Details Regarding Principal Investment Strategies” on page 14 of the Prospectus, is deleted in its entirely and replaced with the following:

Under normal circumstances, the Fund invests at least 40% of the value of its net assets and borrowings in equity securities, including common stock (including ADRs) and securities convertible into common stock, of non-U.S. companies. Currently, the Fund limits its investments in any one country to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers. The Fund may also invest in pooled investment vehicles, including private equity funds and investment companies, that the Adviser believes provide similar earnings, revenue or growth potential as the equity securities in which the Fund principally invests. The Fund may invest up to 10% of its total assets in limited liability companies (“LLCs”) and limited partnerships (“LPs”).

For more information, please contact a Fund customer service representative toll free at
(800) 943-6786.

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PLEASE RETAIN FOR FUTURE REFERENCE.

229-PSA-0614